Exhibit 99(b)



            THE MELLON BANK OF NEW YORK COMPANY, INC.


                  A Singular Value Proposition


                         April 22, 1998

Forward Looking Estimates
=================================================================


These presentation materials contain, among other things, certain forward-looking statements regarding each of The Bank of New York Company, Inc. ("Bank of New York" or "BK"), Mellon Bank Corporation ("Mellon" or "MEL") and the combined company following the proposed merger, including statements relating to financial condition, results of operations and business of BK following the consummation of the proposed merger, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the proposed merger, and certain restructuring charges expected to be incurred in connection with the proposed merger. Such forward-looking statements involve certain risks and uncertainties that are subject to change based on various important factors (some of which are beyond BK's control) including a variety of factors that may cause BK's actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. Factors, among others, that might cause such a difference include, but are not limited to: (a) the cost savings and accretion to cash earnings and reported earnings that will result from the proposed merger; (b) the impact on revenues of the proposed merger, including the potential for enhanced revenues;
(c) the restructuring charges expected to be incurred in connection with the proposed merger and (d) statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "estimates," "intends" or similar expressions. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities;
(1) expected cost savings from the proposed merger cannot be fully realized or realized within the expected time frame; (2) revenues following the proposed merger are lower than expected, or deposit attrition, operating costs or customer loss and business disruption following the proposed merger are greater than expected; (3) competitive pressures among depository and other financial institutions increase significantly; (4) costs or difficulties related to the integration of the businesses of BK and MEL are greater than expected; (5) technological changes (including "YEAR 2000" data systems compliance issues); (6) changes in the interest rate environment reduce interest margins;
(7) general economic or business conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit; (8) legislative or regulatory changes adversely affect the businesses in which the combined company would be engaged; and (9) changes in the securities markets. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in BK's 1997 Annual Report on Form 10-K and may be included in subsequent reports filed by BK with the Securities and Exchange Commission.


THE BANK OF NEW YORK COMPANY, INC.------------------------------2

A Compelling Combination...
=================================================================


   - Provides a platform to accelerate inherently strong revenue growth

   - Consolidation of "scaleable" businesses offers significant opportunity to improve margins

   - A management team with proven large scale integration experience

   -  Compatible business philosophies: "profitability over size"


THE BANK OF NEW YORK COMPANY, INC.------------------------------3

Accelerating Fee Revenue Growth
=================================================================


   - Expanded customer base + complementary capabilities = cross-sell opportunities

         Bank of New York                       Mellon
      ----------------------            ----------------------
      - Securities servicing                  Corporate
      - Capital markets        ----->            and
      - International                        Institutional
        capabilities                           Customers
      ----------------------            ----------------------

      ----------------------            ----------------------
            Corporate,                  - Asset management
         Institutional and     <-----   - Cash management
              Retail                    - Retail banking
             Customers                    products
      ----------------------            ----------------------

   -  Complementary securities servicing products

      -  Unequaled breadth of value-added securities services

      -  ESI, B-Trade (electronic trading); Stanwich Benefits,
         Buck Consulting (benefits consulting); FMC, Russell
         Mellon (performance analytics); Inform (intranet delivery); Securities Information Warehouse (database);
         Susquehanna (FX and derivatives)


THE BANK OF NEW YORK COMPANY, INC.------------------------------4

Consolidation of "Scaleable" Businesses
=================================================================


   -  Improved operating margins

      -  Efficiency through systems integration

      -  Expanded throughput volume reduces cost per transaction


   -  Seizing the offensive in technology

      -  Improved service levels; lower delivery cost

      -  Reduced unit cost for new technologies


THE BANK OF NEW YORK COMPANY, INC.------------------------------5

Strong Management - Compatible Philosophies
=================================================================


   -  Proven track record in large scale acquisition integration

      - Large and complex acquisition and systems conversion experience

      -  33 acquisitions successfully completed since 1/1/95


   -  Complementary skills and capabilities

      - Bank of New York - securities processing, cash processing, corporate lending, capital markets, FX trading and derivatives and asset-based lending

      - Mellon - asset management, retail/middle market banking and leasing


   -  Compatible business philosophies

      -  Non-traditional - higher growth market segments

      -  Focus on profitability, not asset size

      -  Shareholder value via exceptional ROE's and EPS growth


THE BANK OF NEW YORK COMPANY, INC.------------------------------6

Proposed Transaction Summary
=================================================================


Consideration:           1.40 BK shares for each MEL share

                         Fixed exchange ratio, no collars

                         Approximately $90.00 per MEL share based on BK closing price on 4/21/98 of $64.06

                         28% premium to MEL's closing price on
                         4/21/98

Transaction Value:       $24 billion

Pro Forma Market Cap:    $50 billion

Structure:               Pooling-of-interests
                         Tax-free exchange

Expected Closing:        4th Quarter 1998


THE BANK OF NEW YORK COMPANY, INC.------------------------------7

=================================================================


Board of Directors:      A number of MEL directors will be
                         invited to join the Board of the new
                         company

Senior Management Through 12/31/98:

     Chairman:           Frank V. Cahouet

     CEO:                Thomas A. Renyi

     President:          Martin G. McGuinn

     Vice Chairmen:      Christopher M. Condron
                         and Alan R. Griffith

     Senior Executive
     Vice President:     Deno D. Papageorge

Senior Management Effective 1/1/99:

     Chairman & CEO:     Thomas A. Renyi

     President:          Martin G. McGuinn

     Vice Chairmen:      Christopher M. Condron
                         and Alan R. Griffith

     Senior Executive
     Vice President:     Deno D. Papageorge

Name:                    The Mellon Bank of New York Company, Inc.

Headquarters:            Corporate - Pittsburgh, PA
                         Business - New York, NY


THE BANK OF NEW YORK COMPANY, INC.------------------------------8

Value Creation - Attractive Economics
=================================================================


   -  Merger immediately enhances shareholder value

      -  5% accretive in 2000

      -  IRR in excess of 15%

      -  Substantial excess capital generation

      -  Strategy consistent with long-term financial goals


   -  Top tier financial performance

      -  Highest ROE and ROA among top 25 banks

      -  Projected 60%+ non-interest income/revenues


   - Bank of New York management's efficient bottom line culture expanded to Mellon operations

      - $700 million expense savings and $100 million revenue enhancements


THE BANK OF NEW YORK COMPANY, INC.------------------------------9

Value Creation - Accretive to BK GAAP and Cash EPS
=================================================================
(Dollars in Millions, Except Per Share Data)


                                         1999E          2000E
                                         -----          -----
BK Projected Net Income                 $1,321         $1,444
MEL Projected Net Income                   966          1,072
                                        ------         ------
  Pro Forma Combined Net Income (a)      2,287          2,516

Adjustments (After-Tax):
  Expense Savings                          210            420
  Revenue Enhancements                      30             60
  Other (b)                                 85            132
                                        ------         ------
Adjusted Pro Forma Earnings             $2,612         $3,128
                                        ======         ======

Pro Forma Reported EPS (c)               $3.35          $4.01
Pro Forma Cash EPS (c)                    3.61           4.27

-----------------------------------------------------------------
% Change in Reported EPS                  (3)%            5%
% Change in Cash EPS                      (2)%            5%
-----------------------------------------------------------------


(a) Source for 1999 earnings estimates is First Call. 2000 earnings estimates represent the 1999 First Call estimate grown at the First Call long-term growth rate of 11.0%. Estimates are for illustrative purposes only and are not intended to be projections.

(b) Reflects impact of suspension of BK's share buyback and the reinvestment of proceeds from re-issued shares at 6.0% after-tax.

(c) Based on 781 million pro forma shares outstanding in all annual periods.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------10

MEL Shareholder Value Dramatically Enhanced
=================================================================


   -  Premium to MEL Market

      -  Closing Price - 4/21/98:        28%

      -  30-Day Average Price:           34%

      -  52-Week High:                   22%


   -  Earnings Per Share Impact to MEL

      -  1999 GAAP Impact:               31%

      -  2000 GAAP Impact:               41%


   -  Over $5 billion of value created for Mellon shareholders


THE BANK OF NEW YORK COMPANY, INC.-----------------------------11

Value Creation - Expense Reductions
=================================================================
(Dollars in Millions)


   - 50% of the annual expense savings will be realized in 1999 and 100% in 2000.

                                           Total Annual
                                             Savings
                                           ------------

         Securities Servicing/Processing       $193
         Banking Units                          202
         Systems & Technology                    97
         Staff & Other                          208
                                               ----
           Total Pre-Tax                       $700
                                               ----
           Total After-Tax                     $420
                                               ====

-----------------------------------------------------------------
           As a percent of MEL's
           operating expenses(a)                28%
-----------------------------------------------------------------


(a) Measured as a percentage of Mellon's reported operating expenses in the first quarter of 1998 excluding amortization of intangibles.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------12

Value Creation - Efficiency Ratio
=================================================================


                                         1997
                                      Efficiency
        Rank   Institution             Ratio(a)
        ----   -----------            ----------
          1    U.S. Bancorp             48.87%
          2    Summit Bancorp           50.28
        ----------------------------------------
          3    Bank of New York         50.53
        ----------------------------------------
          4    Comerica                 50.91
          5    Wachovia                 53.13
          6    SouthTrust               56.05
          7    Fleet Financial          56.56
          8    Republic New York        57.11
          9    NationsBank              57.21
         10    First Union              57.95
         11    KeyCorp                  58.74
         12    BankBoston               58.93
         13    National City            59.14
         14    SunTrust Banks           59.32
         15    Chase Manhattan          59.35
         16    Banc One                 59.56
         17    PNC Bank                 61.04
         18    UnionBanCal              61.27
         19    Norwest                  62.26
         20    Wells Fargo              62.50
         21    Citicorp                 62.71
        ----------------------------------------
         22    Mellon                   66.16
        ----------------------------------------
         23    JP Morgan                73.19
         24    State Street             73.60
         25    Bankers Trust            81.49


* Source: Keefe, Bruyette and Woods Inc. research, excludes pending merger targets.

(a)  Excludes OREO expenses.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------13

Value Creation - Revenue Enhancements
=================================================================


   - 50% of the annual revenue enhancements are realized in 1999 and 100% in 2000.

                                               Total
                                               Annual
                                               Revenue
                                            Enchancements
                                            -------------

          Securities Servicing/Cash Processing  $ 55
          Asset Management                        25
          Commercial Banking/
          Capital Markets                         15
          Reduction from Overlapping
          Commitments                             (5)
          Retail Banking                          10
                                                ----
             Total Pre-Tax                      $100
                                                ----
             Total After-Tax                    $ 60
                                                ====


THE BANK OF NEW YORK COMPANY, INC.-----------------------------14

Merger Related Charges
=================================================================
(Dollars in Millions)


                                        Total
                                       One-Time
                                       Charges
                                       --------
     Personnel - Severance/
     Retention                          $495

     Real Estate                          90

     Systems Integration                 190

     Other                                50
                                        ----
       Total Pre-Tax                    $825
                                        ----
       Total After-Tax                  $495
                                        ====


THE BANK OF NEW YORK COMPANY, INC.-----------------------------15

Leadership - Superior Growth Prospects for Core Businesses
=================================================================


   - Core securities services, processing and asset management businesses will continue to exhibit superior growth:

      - Demographic shifts - significant increase in "peak investor" 40 to 60 year olds and intergenerational wealth transfer

      -  Global pension reform

      -  Increased cross border investing

      -  Growing demand for equities

      -  Continued privatization of government owned assets


THE BANK OF NEW YORK COMPANY, INC.-----------------------------16

Leadership - The Premier Securities Servicing Firm
=================================================================


Business                       Rank   Summary Profile(a)
--------                       ----   ------------------

American Depositary Receipts    #1    60% of ADR programs

Total Custody Receipts          #1    $5.5 trillion

Corporate Trust                 #1    60,000 trusteeships

Stock Transfer(b)               #1    25.6 million shareholder
                                      accounts

Government Securities
Clearance                       #1    50% + market share


(a) Mellon numbers obtained from analyst presentations and SEC filings.

(b) Includes Chase Mellon Shareholder Services numbers obtained from industry survey.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------17

Leadership - Trust and Investment Management
=================================================================


   -  Pre-eminent in the asset management business ...

      -  Over $350 billion in assets under management

      -  #2 ranked bank asset manager

   ...with diversified products serving all key segments...

      - Institutional - $186 billion in institutional assets under management

      -  High net worth - $58 billion in private asset management

      -  Retail - $108 billion in managed mutual fund assets


THE BANK OF NEW YORK COMPANY, INC.-----------------------------18

=================================================================


   ... and in a league of its own versus commercial banks


Bank Assets Under Management(a)
----------------------------

   [Bar graph indicating:

     State Street        $390
     BK/MEL               350
     Bankers Trust        320
     Citigroup            262
     BankAmerica          172]


Bank Mutual Fund Assets(b)
--------------------------

   [Bar graph indicating:

     BK/MEL              $108.0
     BankAmerica           50.4
     Banc One              39.0
     PNC                   37.6
     Chase                 33.2]


*    Dollars in billions.

(a) Source: Institutional Investor. Data as of December 31, 1996 adjusted to reflect more recent information if available.

(b) Source: American Banker, data as of December 31, 1997. Pro forma for pending acquisitions.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------19

Leadership - Cash Processing Businesses
=================================================================


   -  #3 in Funds Transfer/U.S. Dollar Clearance

      - 100,000+ transactions daily with average dollar volume of $420 billion

   -  Top 5 in Cash Management

      -  Top ranked service levels

   -  Leader in Trade Finance

      -  Technology driven products

         -  Image processing

         -  Direct linkages to our customers


THE BANK OF NEW YORK COMPANY, INC.-----------------------------20

Leadership - Financial Market Services
=================================================================


   - Leading force in foreign exchange, FX derivatives and interest rate swap products with 1997 revenues of over $243 million

      - Through Susquehanna joint venture, leading provider of FX and interest rate derivative products

      -  Customer-driven trade flow

   - Cross-selling opportunities with over $5.5 trillion in assets under custody and $350 billion in assets under management

   -  Broad institutional and corporate customer base


THE BANK OF NEW YORK COMPANY, INC.-----------------------------21

Fiduciary/Processing Mix - Growing Proportion of Fee Revenues
=================================================================


1997
----

[Pie chart showing Bank of New York percentage:

     Fiduciary/Processing Fee Revenue        35%
     Other Fee Income Revenue                17
     Net Interest Income                     47]

[Pie chart showing Mellon percentage:

     Fiduciary/Processing Fee Revenue        37%
     Other Fee Income Revenue                25
     Net Interest Income                     38]

[An arrow from each pie chart pointing toward the combined pro forma pie chart described below]

Pro Forma
---------

[Pie chart showing pro forma combined percentage:

     Fiduciary/Processing Fee Revenue        36%
     Other Fee Income Revenue                21
     Net Interest Income                     43]

[An arrow from the pro forma pie chart pointing toward the combined 1999E pie chart described below]

[Pie chart showing 1999E percentage:

     Fiduciary/Processing Fee Revenue        41%
     Other Fee Income Revenue                20
     Net Interest Income                     39]


Source: Bank of New York and Mellon 1997 Annual Reports.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------22

Leadership - Corporate Banking
=================================================================


   -  Opportunity to optimize Mellon's corporate banking business

      - Cross-sell securities servicing; cash processing and asset management businesses


   - Leveraging Bank of New York traditional relationship management focus


   - Increasing syndication emphasis - #4 in total number of deals underwritten as agent or co-agent in 1997


*    Mellon numbers obtained from 1997 Annual Report and December
     31, 1997 Gold Sheet data.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------23

Leadership - Commercial Finance/Leasing
=================================================================


   -  Major presence in factoring and other asset based lending

      -  #2 in U.S./#1 in Canada and the U.K.

      -  $3.4 billion in loans

      - $30 billion in factored receivables volume from diversified customer base

   -  Substantial international expansion opportunities

      -  Strong earnings growth over the last five years

   -  Among largest bank owned leasing companies

      -  $4.6 billion in lease receivables

      -  Focus on small- and mid-sized leases


  *  Mellon numbers obtained from 1997 Annual Report.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------24

Leadership - Retail Banking with Attractive Demographics
=================================================================


   - Diversified, efficient delivery system with 677 full-service branches and 110 supermarket branches

   - Market leader in Pittsburgh, Philadelphia and New York City suburbs

   -  Focused high net worth retail efforts

      - Distribution platform in six of the seven wealthiest states in the U.S.

   - Mellon retail and high net worth strengths transferable to Bank of New York franchise


THE BANK OF NEW YORK COMPANY, INC.-----------------------------25

Top Tier Financial Performance
=================================================================
Full Year 1997 - Data as Originally Reported


                                                   Rank
                                        Pro        Among
                                       Forma        Top
                                        Com-      25 U.S.
                    BK(a)     MEL(a)   bined(b)   Banks(c)
                    -----     ------   --------   --------
Return on
Common Equity       22.13%    21.47%    21.76%      #1

Return on Assets     1.86%     1.80%     1.83%      #1

Non-Interest
Income/Revenues        53%       62%       57%      #4


(a)  Source: Bank of New York and Mellon 1997 Annual Reports.
     Does not include Mellon's pending acquisitions.

(b) Assumes adjustments required for pooling accounting. Does not reflect impact of transaction adjustments (i.e., cost savings, revenue enhancements or restructuring charge).

(c) Source: SNL Securities. As measured by total assets at December 31, 1997. Excludes pending merger and acquisition targets.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------26

Superior Track Record in Building Shareholder Value
=================================================================
Relative Stock Price Performance

                                           S&P
                                         Regional
                            Bank of        Bank
                           New York(a)   Index (a)
                           -----------   ---------
     1-Year Total Return       83%          61%
     3-Year Total Return       63           45
     5-Year Total Return       41           27
     10-Year Total Return      29           20


     [Line graph showing Bank of New York
      stock price compared to S&P Regional
      Bank Index between 4/22/94 and 4/20/98.
      Over the period, Bank of New York stock
      price grows approximately 500% as com-
      pared to slightly less than 300% for the S&P Regional Bank Index.]


(a) Source: INCELL. Data through April 21, 1998. Includes the reinvestment of dividends.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------27

A Compelling Combination. . .
=================================================================


   - Provides a platform to accelerate inherently strong revenue growth

   - Consolidation of "scaleable" businesses offers significant opportunity to improve margins

   - A management team with proven large scale integration experience

   -  Compatible business philosophies: "profitability over size"



THE BANK OF NEW YORK COMPANY, INC.-----------------------------28

 ...Based on Unique Franchise
=================================================================


   -  Dominant market share in high growth markets

   -  Accelerated shift favoring high return businesses

   -  Strengthens breadth of product lines

   -  Cements technological leadership


THE BANK OF NEW YORK COMPANY, INC.-----------------------------29

            THE MELLON BANK OF NEW YORK COMPANY, INC.


                  A Singular Value Proposition -
           Driven by Superior Profitability and Growth

=================================================================

                            Appendix

=================================================================

Revenue Mix - Fee Income by Business Segment
========================================================================
For the Year Ended December 31, 1997


                             BK(a)            MEL(b)         Pro Forma
                          ------------     ------------     ------------
                                  Per-             Per-             Per-
                          Total   cent     Total   cent     Total   cent
                          -----   ----     -----   ----     -----   ----
Securities Servicing/
Processing               $1,029    50%    $  584    25%    $1,613    36%

Investment Management
Revenue                     181     9        727    31        908    20

Cash Management/
Deposit Accounts            354    17        242    10        596    13

Foreign Exchange &
Other Trading               125     6        118     5        243     5

Mortgage Servicing            0     0        213     9        213     5

Information Service
Fees                          0     0         42     2         42     1

Other                       371    18        449    19        820    18
                         ------   ---     ------   ---     ------   ---
                         $2,060   100%    $2,375   100%    $4,435   100%
                         ======   ===     ======   ===     ======   ===

------------------------------------------------------------------------
Fee/Income Revenue           53%              62%              57%
------------------------------------------------------------------------


*    Source: Bank of New York and Mellon 1997 Annual Reports.

(a)  Before gain on sale of Credit Card portfolio.

(b)  Before gain on sale of Corporate Trust Business.


THE BANK OF NEW YORK COMPANY, INC.------------------------------------32

Balance Sheet
=================================================================
December 31, 1997
(Dollars in Millions)

                                          Pooling
                                          Adjust-      Pro
                       BK       Mellon    ments(a)    Forma
                    -------    -------    -------   --------
Net Loans           $34,486    $28,667              $ 63,153
Securities            9,244      4,924    $ (609)     13,559
Other Assets         16,231     11,301                27,532
                    -------    -------    -------   --------
 Total Assets       $59,961    $44,892    $ (609)   $104,244
                    =======    =======    =======   ========

Deposits            $41,357    $31,305              $ 72,662
Funds Purchased       2,329      1,997                 4,326
Long Term Debt        1,809      2,573                 4,382
Other Liabilities     8,464      4,181      (213)     12,432
Capital Securities    1,000        991                 1,991
                    -------    -------    -------   --------
 Total Liabilities   54,959     41,047      (213)     95,793
                    -------    -------    -------   --------

Preferred Stock           1        193                   194
Common Equity         5,001      3,652      (396)      8,257
                    -------    -------    -------   --------
 Total Equity         5,002      3,845      (396)      8,451
                    -------    -------    -------   --------
 Total Liabilities
 and Equity         $59,961    $44,892    $ (609)   $104,244
                    =======    =======    =======   ========


Source: Bank of New York and Mellon 1997 Annual Reports. Does not include Mellon's pending acquisitions.

(a) Reflects the elimination of Mellon shares owned by Bank of New York.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------33

Loan Composition
===========================================================================
December 31, 1997
(Dollars in Millions)


                               BK                MEL            Pro Forma
                          -------------     -------------     -------------
                                   Per-              Per-              Per-
                          Total    cent     Total    cent     Total    cent
                          -----    ----     -----    ----     -----    ----
Commercial Real Estate  $ 2,877      8%   $ 1,509      5%   $ 4,386      7%

Commercial-Domestic      20,148     54     10,826     37     30,974     47

Foreign                   7,776     21      1,566      5      9,342     14

Lease Financing           1,953      5      2,639     10      4,592      7
                        -------    ---    -------    ---    -------    ---
 Total Commercial        32,754     88     16,540     57     49,294     75
                        -------    ---    -------    ---    -------    ---

Residential Mortgage
and Home Equity           3,618     10      8,505     29     12,123     18

Other Consumer              670      2      4,097     14      4,767      7
                        -------    ---    -------    ---    -------    ---
 Total Consumer           4,288     12     12,602     43     16,890     25

 Total Loans            $37,042    100%   $29,142    100%   $66,184    100%
                        =======    ===    =======    ===    =======    ===


Source: Bank of New York and Mellon 1997 Annual Reports. Does not include Mellon's pending acquisitions.


THE BANK OF NEW YORK COMPANY, INC.---------------------------------------34

Deposit Composition
===========================================================================
Average Balance for the Year Ended December 31, 1997
(Dollars in Millions)


                               BK                MEL            Pro Forma
                          -------------     -------------     -------------
                                   Per-              Per-              Per-
                          Total    cent     Total    cent     Total    cent
                          -----    ----     -----    ----     -----    ----
Non-Interest Bearing    $ 9,572     24%   $ 8,587     28%   $18,159     26%

Interest Bearing:

 Money Market &
 Other Savings           12,247     31     10,278     33     22,525     32

 Certificates
 <$100,000                2,514      6      7,166     24      9,680     14

 Certificates
 >$100,000                  675      2      1,787      6      2,462      3

 Foreign Offices         14,902     37      2,641      9     17,543     25
                        -------    ---    -------    ---    -------    ---
  Total Interest
  Bearing                30,338     76     21,872     72     52,210     74
                        -------    ---    -------    ---    -------    ---
  Total Deposits        $39,910    100%   $30,459    100%   $70,369    100%
                        =======    ===    =======    ===    =======    ===



Source: Bank of New York and Mellon 1997 Annual Reports. Does not include Mellon's pending acquisitions.


THE BANK OF NEW YORK COMPANY, INC.---------------------------------------35

Credit Quality
=================================================================
At or for the Year Ended December 31, 1997
(Dollars in Millions)


                           BK          MEL       Pro Forma
                        --------     -------     ---------
Total Loans (Gross)      $35,127     $29,142      $64,269

Nonperforming Loans          193         133          326

Nonperforming Assets         208         181          389

Loan Loss Reserve            641         475        1,116


NPLs/Loans (gross)          0.55%       0.46%        0.51%

NPA/Loans + OREO            0.59        0.62         0.60

NCOs/Avg. Loans             0.97        0.72         0.86


Reserves/Loans              1.82%       1.63%        1.74%

Reserves/NPLs             332.12      357.14       342.33

Reserves/NPAs             308.17      262.43       286.89


Source: Bank of New York and Mellon 1997 Annual Reports. Does not include Mellon's pending acquisitions.


THE BANK OF NEW YORK COMPANY, INC.-----------------------------36

Industry Leader in Profitability
=================================================================


          Return on Assets
          ----------------

 1.    Bank of New York         1.86%

------------------------------------
--     BK/MEL                   1.83
------------------------------------

 2.    Mellon Bank              1.80

 3.    Norwest                  1.63

 4.    Fleet Financial          1.59

 5.    National City            1.59

 6.    Comerica                 1.52

 7.    PNC Bank                 1.49

 8.    UnionBanCal              1.39

 9.    BankBoston               1.35

10.    KeyCorp                  1.33



       Return on Common Equity
       -----------------------

 1.    Bank of New York        22.1%

------------------------------------
--     BK/MEL                  21.8
------------------------------------

 2.    Mellon Bank             21.5

 3.    Comerica                21.3

 4.    Norwest                 21.0

 5.    State Street            20.6

 6.    BankBoston              20.1

 7.    PNC Bank                20.0

 8.    Fleet Financial         19.5

 9.    KeyCorp                 18.9

10.    Chase Manhattan         18.7



*    Financial information for the year ended December 31, 1997.
     Reflects the impact of eliminating Mellon shares owned by Bank of New York.

THE BANK OF NEW YORK COMPANY, INC.-----------------------------37
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Enhanced Size and Scale
=================================================================


        Market Capitalization
        ---------------------

 1.    Citigroup              $148.2

 2.    BankAmerica (PF)        136.4

 3.    Banc One (PF)            69.3

 4.    First Union              59.8

 5.    Chase Manhattan          56.9

------------------------------------
--     BK/MEL                   50.0
------------------------------------

 6.    Wells Fargo              32.3

 7.    U.S. Bancorp             31.6

 8.    Norwest                  31.3

 9.    Fleet Financial          26.0

10.    J.P. Morgan              24.7



             Assets
             ------

 1.    Citigroup              $697.5

 2.    BankAmerica (PF)        567.9

 3.    Chase Manhattan         365.5

 4.    J.P. Morgan             262.2

 5.    Banc One (PF)           239.5

 6.    First Union             206.2

 7.    Bankers Trust New York  140.1

------------------------------------
--     BK/MEL                  104.2
------------------------------------

 8.    Wells Fargo              97.5

 9.    Norwest                  88.5

10.    Fleet Financial          85.5



       Projected 1998 Net Income
       -------------------------

 1.    BankAmerica (PF)         $8.2

 2.    Citigroup                 7.7

 3.    Banc One (PF)             4.2

 4.    Chase Manhattan           4.1

 5.    First Union               2.5

------------------------------------
--     BK/MEL                    2.0
------------------------------------

 6.    J.P. Morgan & Co.         1.6

 7.    U.S. Bancorp              1.5

 8.    Norwest                   1.5

 9.    Fleet Financial           1.5

10.    Wells Fargo               1.3



           Common Equity
           -------------

 1.    BankAmerica (PF)        $43.9

 2.    Citigroup                38.7

 3.    Chase Manhattan          20.0

 4.    Banc One (PF)            19.0

 5.    First Union              15.3

 6.    Wells Fargo              12.6

 7.    J.P. Morgan              10.7

------------------------------------
--     BK/MEL                    8.3
------------------------------------

 8.    Fleet Financial           7.3

 9.    National City             7.0

10.    Norwest                   6.8



* Financial information as of Decmber 31, 1997 and pro forma for pending transactions. Market information based on April 21, 1998 closing prices. Reflects the impact of eliminating Mellon shares owned by Bank of New York. Does not include transaction related adjustments.



THE BANK OF NEW YORK COMPANY, INC.-----------------------------38